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                                                                    EXHIBIT 99.1

CONTACT:  JOSEPH MACNOW
          (201) 587-1000

                                                           VORNADO REALTY TRUST

                                                             210 Route 4 East
                                                             Paramus, NJ 07652

FOR IMMEDIATE RELEASE - September 23, 2003

             VORNADO ANNOUNCES INVESTOR CONFERENCE AND LIVE WEBCAST

      PARAMUS, NEW JERSEY.......VORNADO REALTY TRUST (New York Stock Exchange:
VNO) plans to host an investor conference on September 30, 2003 at 2:00 P.M. EDT. The conference will be Webcast live by Vornado Realty Trust and the Webcast and materials presented at the conference can be accessed at Vornado's website www.vno.com.

      A replay of the conference will be available from October 1, 2003 through November 15, 2003, at the above Website.

      Vornado Realty Trust is a fully-integrated equity real estate investment trust.

      Certain statements contained or incorporated herein and in the investor conference referred to in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Vornado Realty Trust to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, risks associated with the timing of and costs associated with property improvements, financing commitments and general competitive factors.

      More detailed information about these and other factors is set forth in Vornado's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and in its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2003. Vornado is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements.